                                                                 EXHIBIT 10.38.4


--------------------------------------------------------------------------------
                                FOURTH AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
--------------------------------------------------------------------------------

         Fourth Amendment dated as of August 27, 1999 to Revolving Credit and Term Loan Agreement (the "Fourth Amendment"), by and among WESTERN DIGITAL CORPORATION, a Delaware corporation (the "Borrower") and BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of November 4, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, BankBoston, N.A. as agent for the Banks (in such capacity, the "Agent") and The CIT Group/Business Credit, Inc. as co-agent for the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fourth Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the table which appears in such definition in its entirety and restating it as follows:

                                                    Base Rate      Eurodollar Rate        Letter of
                                                      Loans             Loans            Credit Fees
      Level           Excess Availability         (basis points)    (basis points)      (basis points)
      -----      ------------------------------- ---------------- -----------------    ----------------
      I          (i)  Excess Availability is            75               200                 175
                      greater than $150,000,000
                      and (ii) Consolidated
                      Tangible Net Worth is
                      greater than $300,000,000

      II         (i)  Excess Availability is           100               225                 200
                      greater than $150,000,000
                      and (ii) Consolidated
                      Tangible Net Worth is
                      equal to or less than
                      $300,000,000

      III        Excess Availability is                125               250                 225
                 greater than $100,000,000 but
                 less than or equal to
                 $150,000,000

      IV         Excess Availability is less           150               275                 250
                 than or equal to $100,000,000

         (b) the definition of "Consolidated Tangible Capital Funds" is hereby amended by deleting such definition in its entirety and restating it as follows:

                  Consolidated Tangible Capital Funds. As at any date of determination, the sum of (a) Consolidated Tangible Net Worth on such date, plus (b) the aggregate principal amount of the Subordinated Notes outstanding on such date, plus all accrued interest owing on such Subordinated Notes on such date, plus (c) any other adjustments to Consolidated Tangible Net Worth as is agreed in writing among the Borrower, the Agent and the Majority Banks; provided, however, for purposes of calculating compliance with the covenant contained in
         Section 11.1 hereof, (1) any nonrecurring and restructuring charges taken in the third and fourth fiscal quarters of the 1999 fiscal year, up to an aggregate amount of not more than $73,000,000 and of which not more than $15,000,000 shall be in cash, (2) any one-time restructuring charge taken in the first fiscal quarter of the 2000 fiscal year in connection with the Borrower's consolidation of certain of its operations in Singapore, up to an aggregate amount of not more than $30,000,000 and (3) any noncash charges taken in connection with any writedowns in the valuation of the capital stock of Komag, Incorporated which the Borrower obtained in the Komag Disposition, which would otherwise be required to be deducted from the calculation of Consolidated Tangible Capital Funds shall not be deducted for purposes of calculating compliance with Section 11.1 of this Credit Agreement.

         SECTION 2. AMENDMENT TO SECTION 11 OF THE CREDIT AGREEMENT. Section 11 of the Credit Agreement is hereby amended as follows:

         (a) Section 11.1 of the Credit Agreement is hereby amended by deleting the table which appears in Section 11.1 in its entirety and restating it as follows:

                                PERIOD                                 AMOUNT
                                ------                              ------------
         Closing Date - last day of Second Fiscal Quarter, 1999     $416,000,000

         First Day of Third Fiscal Quarter, 1999 - last day         $423,000,000
         of Third Fiscal Quarter, 1999

         First Day of Fourth Fiscal Quarter, 1999 - last day        $410,000,000
         of Fourth Fiscal Quarter, 1999

         First Day of First Fiscal Quarter, 2000 - last day         $295,000,000
         of First Fiscal Quarter, 2000

         First Day of Second Fiscal Quarter, 2000 - last day        $250,000,000
         of Second Fiscal Quarter, 2000

         First Day of Third Fiscal Quarter, 2000 - last day         $322,000,000
         of Third Fiscal Quarter, 2000

         First Day of Fourth Fiscal Quarter, 2000 - last day        $412,000,000
         of Fourth Fiscal Quarter, 2000

         First Day of First Fiscal Quarter, 2001 - last day         $427,000,000
         of First Fiscal Quarter, 2001

         First Day of Second Fiscal Quarter, 2001 - last day        $434,000,000
         of Second Fiscal Quarter, 2001

         First Day of Third Fiscal Quarter, 2001 - last day         $441,000,000
         of Third Fiscal Quarter, 2001

         Any time thereafter                                        $448,000,000

         (b) Section 11.2 of the Credit Agreement is hereby amended by deleting
Section 11.2 in its entirety and restating it as follows:

                  11.2. CAPITAL EXPENDITURES. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures in any fiscal year that exceed, in the aggregate, $130,000,000 for the Borrower's 1999 fiscal year, $100,000,000 for the Borrower's 2000 fiscal year and $170,000,000 in each fiscal year of the Borrower thereafter.


         SECTION 3. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall not become effective until the Agent receives the following:

            (a) a counterpart of this Fourth Amendment, executed by the Borrower, the Guarantors and the Majority Banks;

            (b) written notice from the Borrower, dated not later than August 20, 1999, of the Borrower's election pursuant to Section 2.3 of the Credit Agreement to reduce the Total Commitment by $25,000,000; and

            (c) payment by the Borrower to the Agent for the pro rata accounts of the Banks an amendment fee of $437,500.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower and its Subsidiaries of this Fourth Amendment and the performance by the Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of each the Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of the Borrower and its Subsidiaries.

         SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Bank Agents or the Banks consequent thereon.

         SECTION 7. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 8. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as a document under seal as of the date first above written.


                                           WESTERN DIGITAL CORPORATION


                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           BANKBOSTON, N.A.


                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           THE CIT GROUP/BUSINESS CREDIT, INC.


                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           HELLER FINANCIAL, INC.


                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           FLEET CAPITAL CORPORATION


                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           FINOVA CAPITAL CORPORATION


                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           LASALLE BUSINESS CREDIT, INC.


                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           FREMONT FINANCIAL CORPORATION


                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           FLEET BUSINESS CREDIT CORPORATION
                                           (f/k/a SANWA BUSINESS CREDIT CORP.)


                                           By: /s/
                                               ---------------------------------
                                           Title:

                            RATIFICATION OF GUARANTY

         The undersigned guarantors hereby acknowledges and consents to the foregoing Fourth Amendment as of August 27, 1999, and agrees that the Guarantee dated as of November 4, 1998 from WD UK and the Guaranty dated as of February __, 1999 from Connex, Inc. in favor of the Agent and each of the Banks remains in full force and effect, and each Guarantor confirms and ratifies all of its obligations thereunder.


                                           CONNEX, INC.


                                           By: /s/ A. KEITH PLANT
                                               ---------------------------------
                                           Title:


                                           WESTERN DIGITAL (U.K.) LIMITED


                                           By: /s/ MICHAEL A. CORNELIUS
                                               ---------------------------------
                                           Title: